Distribution	12 Months Ended
Dec. 31, 2020
Disclosure Of Distribution [Abstract]
DISTRIBUTION

NOTE 21 — DISTRIBUTION

On October 23, 2020, the Company completed the distribution of Goedeker’s stock then held by it. The common shareholders of the Company received an aggregate of 2,660,007 shares of the common stock of Goedeker, which were distributed on a pro rata basis at a ratio of 0.710467618568632 shares of Goedeker’s common stock for each common share of the Company held on the record date, and the Manager, as the sole holder of the allocation shares, received 664,993 shares of the common stock of Goedeker, which it then distributed to its members.

As discussed in Note 15, the Manager owns 100% of the allocation shares of the Company which represent the original equity interest in the Company. As a holder of the allocation shares, the Manager is entitled to receive a 20% profit allocation as a form of preferred distribution, pursuant to profit allocation formula upon the occurrence of certain events. The distribution of the profit allocation is paid upon the occurrence of a Sale Event or a Holding Event. The Company records distributions of the profit allocation to the holders upon occurrence of a Sale Event or a Holding Event as dividends declared on allocation interests to stockholders’ equity when they are approved by the Company’s board of directors.

Upon the sale of a subsidiary of the Company, the Manager will be paid a profit allocation based on the gain of the sale and net income (loss) since acquisition, subject to various hurdle thresholds. Upon a Holding Event, the Manager will be paid a profit allocation based on the subsidiary’s net income since its acquisition, subject to various hurdle thresholds. The calculation of the profit allocation and the rights of the Manager, as the holder of the allocation shares, are governed by the operating agreement.

The following is a summary of the profit allocation payments made during the year ended December 31, 2020. There were no allocation payments made to the allocation interest holders in 2019.

During the fourth quarter of 2020, the Company distributed to its shareholders all of the common stock of Goedeker held by it, which resulted in the declaration and payment of a profit allocation interest to the Manager. Payment was in the form of a distribution allocation of 664,993 Goedeker shares with a fair value of $5,985,000 which was calculated by the Company in accordance with the profit allocation formula outlined in the operating agreement. In calculating the distribution, the board reached its preliminary determination based on the fact that no capital was contributed by the Company in connection with the acquisition of Goedeker, and as such all profit from the Sale Event constituted Total Profit Allocation, as outlined in the operating agreement, without regard to losses incurred by Goedeker from the date of acquisition through the date of the spin off. Post allocation, the Company determined that the calculation required a revision to the shares distributed to the Manager to 443,331 shares, with a fair value of approximately $3,990,000. As a result, $5,985,000 was recognized as a distribution to the allocation shares, and a $1.995 million distribution receivable was established within shareholder’s equity.